Investor Presentation Delek US Holdings August 2015

Safe Harbor Provision 2 Delek US Holdings (defined as “we”, “our”) and Delek Logistics Partners, LP are traded on the New York Stock Exchange in the United States under the symbols “DK” and ”DKL” respectively, and, as such, are governed by the rules and regulations of the United States Securities and Exchange Commission. These slides and any accompanying oral and written presentations contain forward-looking statements that are based upon our current expectations and involve a number of risks and uncertainties. Statements concerning current estimates, expectations and projections about our future results, performance, prospects and opportunities and other statements, concerns, or matters that are not historical facts are “forward-looking statements,” as that term is defined under United States securities laws. Investors are cautioned that the following important factors, among others, may affect these forward-looking statements. These factors include but are not limited to: risks and uncertainties with the respect to the quantities and costs of crude oil, the costs to acquire feedstocks and the price of the refined petroleum products we ultimately sell; losses from derivative instruments; management's ability to execute its strategy through acquisitions and transactional risks in acquisitions; our competitive position and the effects of competition; the projected growth of the industry in which we operate; changes in the scope, costs, and/or timing of capital projects; general economic and business conditions, particularly levels of spending relating to travel and tourism or conditions affecting the southeastern United States; and other risks contained in our filings with the United States Securities and Exchange Commission. Forward-looking statements should not be read as a guarantee of future performance or results and will not be accurate indications of the times at, or by which such performance or results will be achieved. Forward-looking information is based on information available at the time and/or management’s good faith belief with respect to future events, and is subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements. Neither Delek US nor Delek Logistics Partners undertakes any obligation to update or revise any such forward- looking statements.

Delek US Holdings Overview 3 (1) Rail supplied light crude capability consists of 25,000 bpd of light crude or 12,000 bpd heavy crude offloading that is available at a facility owned by Delek Logistics adjacent to the El Dorado refinery. In addition, 20,000 bpd light crude capability is currently available via a third party facility adjacent to the El Dorado refinery. (2) Delek Logistics Partners, LP (NYSE:DKL) began operating on Nov. 7, 2012 and, from that date, 100% of its performance has been reported as a segment of Delek US. Delek US and its affiliates own approximately 62%, including the 2.0% general partner interest, of DKL. Storage and pipeline amounts are based on total DKL assets. Crude Sourcing/Logistics Flexibility • Pipeline Access:  Midland (97,000 bpd in system)  Gulf Coast and Cushing • Gathered Barrels:  Local barrels in Arkansas/ North Louisiana  East and West Texas • Rail Capability at El Dorado  Up to 45,000 BPD of light crude(1) ;Ability to offload heavy Canadian crude Synergies Created through integration:  Logistics assets support operations and create growth options  Refinery locations allow ability to optimize the system  Ability to support retail locations enhances margins REFINING  155,000 BPD in total El Dorado, AR  80,000 BPD  9.0 complexity Tyler, TX  75,000 BPD  8.7 complexity  360 Stores  Locations in 7 states  TN, AL, GA, AR, KY, MS, VA RETAIL  9 Terminals  Approx. 1,250 miles of pipelines  8.5 million bbls storage capacity LOGISTICS (2)  Strategic crude oil supply point that allows our refining system access to domestic inland and Gulf Coast feedstock LONGVIEW CRUDE OIL HUB Mid-Continent Integrated Downstream Energy Company – Crude Gathering to Retail Locations

4 0 122 176 146 208 80 0 176 80 255 192 0 0 128 0 127 211 141 158 211 215 185 58 7 127 127 127 Alon USA Transaction  On May 14, 2015, Delek completed the acquisition of approximately 33.7 million shares, or approximately 48% of the outstanding shares, of Alon USA Energy (NYSE: ALJ) (“Alon USA”) common stock from Alon Israel Oil Company, Ltd. (“Alon Israel”).  Five seats on the eleven-member Alon USA board of directors, including chairman of the board  DK may own up to 49.99% in the first year at its discretion  Additional ownership above this threshold during the first year is subject to approval of the independent members of Alon USA’s board of directors  No limitation on DK’s ownership interest of ALJ after one year  Total consideration of approximately $564.5 million(1) for this acquisition consisting of:  $200 million cash(2) – financed with combination of cash on hand and borrowings on existing credit facilities,  $145 million unsecured 5.5% Seller Note, and  6 million DK shares  Contingent consideration of 200,000 shares (if stock greater than or equal to $50/share for 30 trading days) within two years of closing. (1) Based upon a closing price of $36.59 per share of Delek US common stock on May 13, 2015. (2) Payment was funded through a combination of cash on hand and an increase in Lion Oil’s term loan credit facility from $99.0 million to $275.0 million. The interest rate is based on LIBOR or base rate plus applicable margins, subject in each case to an all-in interest rate floor of 5.5%

Refining Segment Operational Update

Approximately 75% of crude slate consist of Midland and local crude supply Increased Access to Cost Advantaged Crude 6 45.0 45.0 87.0 97.0 17.2 17.9 18.6 18.0 0 50 100 150 200 2012 2013 2014 2015-2Q In 0 0 0 b p d Midland Local Crude Throughput Capacity $(3.31) $(2.71) $(6.11) $(2.64) $(2.38) $(0.59) $0.19 $0.35 $0.78 2012 2013 2014 1Q15 2Q15 Jul. 2015 Aug. 2015 Sep. 2015 Oct. 2015  Improved access to cost advantaged crude (Midland/local) in refining system  Recently trading has Midland near Cushing  Long term outlook for Midland $2-$3/bbl under Cushing  Competitive margin in the refining sector due to:  Cost advantaged crude supply  Serve niche markets  Reducing operating expenses per barrel WTI Midland vs WTI Cushing, $/bbl (1) Increasing Access to Cost Advantage Crude 1) Differential includes contango of $0.40/bbl (2012); contango of $0.07/bbl (2013); backwardation of $0.77/bbl (2014); contango of $0.66/bbl (Q1 2015); $1.77(Q2 2015); $0.46 (Jul.); $0.48 (Aug.); $1.00 (Sep.); $1.37 (Oct.) . Source: Argus – as of August 14, 2015; NYMEX futures settle prices 2) Company reports and estimates. Data based on 2014 results. ALJ includes Big Spring refinery at MLP subsidiary ALDW which is owned 82% by ALJ. $4.10 $4.93 $6.77 $7.41 $7.60 $7.70 $8.39 $8.66 $11.14 PSX TSO PBF VLO HFC ALJ MPC DK WNR 2014 Peer Net Refining Margin per barrel(2) Periods incl. backwardation/contango

Increased ability to process light crude oil and ULSD capacity Improved Operating Flexibility 7  Since 2012 increased light crude processing capability by 27% based on 2015 target  ULSD capability expected to improve by 37%  El Dorado has ability to process 80 kbpd medium or mostly light crude  Light Product Yield has improved:  Tyler 98% light products  El Dorado 88% light products 122 124 140 155 52 52 60 71 2012 2013 2014 2015 Light Crude Processing DHT Tyler Total Production, bpd 42% 47% 49% 50% 49% 51% 34% 38% 38% 39% 40% 37% 19% 10% 11% 8% 8% 9% 6% 5% 3% 2% 3% 3% 79,443 71,372 71,642 71,286 80,263 78,789 66,000 68,000 70,000 72,000 74,000 76,000 78,000 80,000 82,000 0 0 0 1 1 1 1 2011 2012 2013 2014 2Q14 2Q15 Gasoline Diesel Asphalt Petro/Other El Dorado Total Production, bpd Light Crude Processing and DHT Capacity Increased (1) (In 000 bpd) 1) 2012 and 2013 volume based on actual crude throughput. 2014 and 2015 based on total capability of the system. Capacity 54% 56% 54% 55% 52% 52% 38% 37% 39% 39% 41% 41% 8% 7% 7% 6% 7% 7% 59,697 59,185 62,304 65,523 64,926 74,130 - 10,000 20,000 30,000 40,000 50,000 60,000 70,000 80,000 0% 20% 40% 60% 80% 100% 120% 2011 2012 2013 2014 2Q14 2Q15 Gasoline Diesel Petro/Other

Completed in March 2015; Expected annual incremental EBITDA of $75 million Tyler Refinery Expansion and FCC Reactor Economics  Based on incremental 15,000 bpd of crude throughput capacity – Capital cost of approximately $67 million  Expected product yield +15.3 kbpd – Gasoline +7.5 kbpd – Diesel/Jet +6.7 kbpd – Other +1.0 kbpd  Estimated Expansion return: – Approximately $65 million annual EBITDA – Assumed Economics: • $23.00 Gulf Coast WTI ULSD 5-3-2 crack spread; $57/bbl WTI- Cushing; $0.60 CMA • Midland sourced crude at $0.50 below Cushing • $1.00/bbl change in crack spread = $5.1m in EBITDA  FCC reactor replaced during turnaround 1Q2015 • Improved yields expected to generate an additional $10.0 million of annual EBITDA 8 32.7k 40.1k 26.2k 32.9k 2.1k 2.6k 2.8k 3.3k - 20.0 40.0 60.0 80.0 Pre-Expansion Post-Expansion Gasoline Diesel/Jet LPG Other 63.7k 78.9k 52.0k 52.0k 5.5k 10.5k 10.0k 0.0 20.0 40.0 60.0 80.0 Pre-Expansion Post-Expansion WTI-Cushing or Midland East Texas Midland Crude Slate 57.5k 72.5k Product Slate

Supports High Refining Utilization Refineries Serve Local Niche Markets 9 0 50 100 150 200 250 300 350 400 450 500 1Q1 3 2Q1 3 3Q1 3 4Q1 3 1Q1 4 2Q1 4 3Q 1 4 4Q1 4 1Q1 5 2Q1 5  Delek Logistics Partners terminals support refining system:  Tyler refinery serves a 60 mile radius  El Dorado has access to local markets, as well as Little Rock and Memphis  Local market netbacks higher than Gulf Coast basis  Colonial Pipeline space has increased access to Southeastern market $0.00 $0.05 $0.10 $0.15 $0.20 $0.25 $0.30 $0.35 Ja n -1 3 M ar-1 3 M ay-1 3 Ju l- 13 Sep- 1 3 No v-1 3 Ja n -1 4 M ar-1 4 M ay-1 4 Ju l- 14 Sep- 1 4 No v-1 4 Ja n -1 5 M ar-1 5 M ay-1 5 Ju l- 15 Delek US – Monthly Colonial Pipeline Space, (000 bbls) Gasoline Price Differential – NYMEX less Gulf Coast(1) Improving Niche Markets 1) Source for gasoline price differential is Platts with NYMEX RBOB and Gulf Coast CBOB average posted prices.

Effects of Declining Crude Oil Price Environment on Refining 10  Declining crude oil price environment has ability to improve capture rate in Delek US system  A $10 per barrel decline in crude oil price can increase capture rate by $0.80 per barrel (1)  Lower cost of volumetric losses at refineries  Residual product such as coke, butanes, propane and propylene have lower losses  Asphalt prices lag crude oil price movements; improving margins as crude declines depending on wholesale/retail sales mix and inventory cost; El Dorado 2Q15 asphalt production: 7,365 bpd $40 $50 $60 $70 $80 $90 $100 $110 $ p e r b ar re l ( W TI ) Mid Con Asphalt WTI 1) Based on $10/bbl decline in crude price and constant residual prices. Residual prices lag crude oil price movement and as crude oil prices stabilize margins will adjust. 2) Market information for mid-continent asphalt price and WTI crude oil at Cushing, Oklahoma. Illustrative of changes in the market and may not directly equate to refinery level margin for Delek US. Delek US sales into both the retail and wholesale markets. Source: Poten & Partners – July 2015; http://www.okladot.state.ok.us/contractadmin/pdfs/binder-index.pdf Mid-Continent Asphalt Retail Price (Oklahoma/Kansas) Compared to WTI Crude Price (2)

El Dorado Asphalt Inventory $/bbl Declining 11  Asphalt inventory cost/bbl has declined during first half of 2015  Cost of sales for asphalt based on FIFO inventory method  Asphalt inventory is built during winter months and sold in 2Q/3Q each year  Higher cost inventory was sold in the first half of 2015, during a declining price environment  With lower inventory $/bbl position, subject to market prices, this should benefit asphalt margins in second half of 2015 El Dorado Asphalt Inventory Cost, $/bbl (1) $- $10 $20 $30 $40 $50 $60 $70 $80 $90 $100 Jan '14 Feb '14 Mar '14 Apr '14 May '14 Jun '14 Jul '14 Aug '14 Sep '14 Oct '14 Nov '14 Dec '14 Jan '15 Feb `15 Mar `15 Apr `15 May `15 Jun `15 1) In addition to inventory costs; transportation, additives and chemical cost would be included to determine total delivered cost per barrel. This will vary based on customer and location.

Operating Cost Per Barrel 12  Focus on reducing costs in operations  Total operating cost per barrel declined year over year in 2Q15  Goal to reduce to below $4.00 per barrel  Reduction in cost enhances competitive position $4.82 $4.71 $4.63 $4.41 $4.52 $3.82 2011 2012 2013 2014 2Q14 2Q15 Tyler Operating Expense Per Barrel Sold 60,395 61,412 63,696 65,969 72,058 $3.68 $3.40 $4.06 $3.94 $3.85 $4.23 2011 2012 2013 2014 2Q14 2Q15 (1) El Dorado Operating Expense Per Barrel Sold 76,153 73,709 74,180 85,812 87,565 $4.18 $4.00 $4.32 $4.16 $4.14 $4.04 2011 2012 2013 2014 2Q14 2Q15 Total Refining Operating Expense Per Barrel Sold 77,369 65,263 1) El Dorado was increased by $4.2m primarily related to environmental remediation cost in 2Q15.

Historical and Projected Capital Spending (excluding logistics) $18.8 $74.9 $61.6 $82.9 $155.1 $42.3 $36.0 $65.9 $144.3 $201.1 $10.4 $21.4 $23.3 $18.6 $14.3 $14.4 $36.5 $29.1 $37.9 $26.2 $2.0 $0.1 $0.1 $7.6 $26.5 $35.0 $22.4 Q1 $86.9 Q2 $41.7 Q3 $51.0 Q4 $40.3 $100.0 2005A 2006A 2007A 2008A 2009A 2010A 2011A 2012A 2013A 2014A 2015E 2016E Refining Retail Other Declining Capital Needs Expected after 2014 13 $56.8 $80.1 $121.5 $217.2 Source: Company filings and estimates. Estimates subject to changes based on operations, projects completed and market conditions. 2015E does not include capital expenditures for new retail stores during that period. 2016E does not include retail store growth. All estimates subject to change. $249.7 $219.9 $169.5 $101.5 $86.9 $96.3 $29.2 ($ in millions)

Logistics Operational Update

Strategic Partner in Delek Logistics Partners, LP (NYSE: DKL) 15 Delek Logistics Partners , LP (NYSE:DKL) began operating on Nov. 7, 2012 and 100% of its performance is reported as a segment of Delek US beginning 4Q12. Delek US and its affiliates own approximately 62%, including the 2.0% general partner interest, of DKL. Please see the public filings of DKL for additional information and risks associated with DKL. Note: Storage and pipeline amounts based on the pipeline and transportation segment and wholesale marketing and terminalling segment.  ~525 miles of crude/product transportation pipelines, includes the 195 mile crude oil pipeline from Longview to Nederland, TX  ~ 600 mile crude oil gathering system in AR/North LA  Rail offloading facility Pipelines Assets  Storage facilities with 8.5 million barrels of active shell capacity Storage Assets  Wholesale and marketing business in Texas  9 light product terminals: TX, TN,AR Wholesale/ Terminal Assets Growing logistics assets support crude sourcing and product marketing

DKL: Plans in Place for Future Growth 16 Paline Pipeline ■ New agreements effective January 1, 2015 until June 30, 2016 ■ Increased volume and capacity usage rate from 2014 level ■ Potential for utilization and/or capacity increase Continued Asset Development ■ Delek US continues to develop assets to support its operations ■ Potential future drop downs could include: ■ Trucking; rail cars; retail ■ Delek US’ 48% ownership in Alon USA (NYSE: ALJ) may create additional opportunities for growth Pipeline Development Projects ■ Caddo Pipeline - DKL (50%)/Plains All American (50%) ■ Location: Longview, TX to Shreveport, LA ■ Expected Completion: Mid-2016 ■ Rio Pipeline Project - Rangeland Energy (67%)/ DKL (33%) ■ Location: Loving County, TX to Midland, TX area ■ Expected Completion: Mid-2016 ■ Delek US expected to be an anchor shipper on both projects

Joint Venture Pipeline Projects 17 Caddo Pipeline ■ DKL (50%)/Plains (50%) ■ Est. total cost: $100 million ■ Capacity: 80,000 bpd ■ Length: 80 miles ■ Expected Completion: Mid-2016 Rio Pipeline ■ Rangeland (67%)/ DKL (33%) ■ Est. total cost: $125 million ■ Capacity: 55,000 bpd ■ Length: 107 miles ■ Expected Completion: Mid-2016

DKL: Potential EBITDA Growth (1)

- Visible Pathways for Growth Provide Potential for Continued EBITDA Increase in Coming Quarters (1)



Potential EBITDA, $ in millions *
$98.3
$5.0
$2.5 To $3
$3.0
$5.5
$1.9
8x to 10x EBITDA Target
Frank Thompson Transport Dec. 2014
Mt. Pleasant Terminal Oct. 2014
Caddo Pipeline DKL 50%/ Plains 50%
RIO Pipeline DKL 33%/ Rangeland 67%
Exp. Compl. 2016
Exp. Inv. $91.0m
✓ = in place and operating to support future growth; remaining benefit not included in the LTM period.
PF LTM 2Q2015 (1)
Potential from Drop Downs (2)
Potential increase from Tyler Expansion (3)
Annual Tariff Increase - 2015 FERC/Inflation adj
New Paline agreements (4)
3rd Party Acquisitions
Pipeline Joint Ventures (5)

*Delek Logistics Partners, LP (NYSE: DKL) estimated ranges; actual results subject to market conditions, operating performance and tariff rates.

(1) Information provided in Delek Logistics Partners, LP (NYSE: DKL) August 2015 investor presentation available at www.deleklogistics.com. 2Q2015 EBITDA based on LTM information provided in that presentation. Pro forma include cost adjustments based as shown in the DKL presentation of $4.2 million. Please see public filings with the Security and Exchange Commission for additional information and risks associated with DKL. Estimates based on DKL information.
(2) Drop down was completed March 31, 2015 based on guidance provided by DKL.
(3) Annual benefit, based on guidance from DKL, from Delek US' expansion at its Tyler refinery that was completed in 1Q15. Based on an additional 10,000 to 15,000 barrel per day throughput.
(4) Based on agreements in effect Jan. 1, 2015. Incremental benefit versus 2014 as provided by DKL in its August 2015 Investor Presentation.
(5) Joint venture projects are expected to be completed in the first half to mid-2016. Estimated capital investment is approximately $91 million. Estimated project multiple range based on DKL target.

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Increased Distribution with Conservative Coverage and Leverage 19 Distribution has been increased eight consecutive times since the IPO $0.375 $0.385 $0.395 $0.405 $0.415 $0.425 $0.475 $0.490 $0.510 $0.530 $0.550 - 0.200 0.400 0.600 MQD (1) 1Q 2013 2Q 2013 3Q 2013 4Q 2013 1Q 2014 2Q 2014 3Q 2014 4Q 2014 1Q15 2Q15 (3) Quarterly Distribution Growth to Date 1.39x 1.32x 1.38x 1.30x 1.61x 2.02x 1.42x 1.67x 1.23x 1.46x 0.50x 1.00x 1.50x 2.00x 2.50x 1Q 2013 2Q 2013 3Q 2013 4Q 2013 1Q 2014 2Q 2014 3Q 2014 4Q 2014 1Q 2015 2Q 2015 (3) Avg. 1.35x in 2013 Avg. 1.69x in 2014 Avg. 1.35x 2015 YTD Distributable Cash Flow Coverage Ratio (2) 1.70x 1.58x 2.28x 2.40x 3.21x 2.69x 2.55x 2.56x 3.00x 3.14x 0.50x 1.50x 2.50x 3.50x 1Q 2013 2Q 2013 3Q 2013 4Q 2013 1Q 2014 2Q 2014 3Q 2014 4Q 2014 1Q 2015 2Q 2015 Debt / LTM EBITDA Leverage Ratio (4) (1) MQD = minimum quarterly distribution set pursuant to the Partnership Agreement. (2) Distribution coverage based on distributable cash flow divided by distribution amount in each period. Please see page 30 of DKL investor presentation for reconciliation. (3) Based on total distributions declared on July 27 and to be paid on August 14, 2015. (4) Leverage ratio based on LTM EBITDA as defined by credit facility covenants for respective periods.

20 Marginal Percentage Interest in Distributions Assumed Distribution per Limited Partner Unit if Delek Logistics Meets 15% Annual Growth Target (2) Delek Logistics GP Incentive Distribution Rights Total Quarterly Distribution Per Unit Target Amount Unitholders General Partner Minimum Quarterly Distribution below $0.37500 98.0% 2.0% First Target Distribution $0.37500 to $0.43125 98.0% 2.0% Second Target Distribution $0.43125 to $0.46875 85.0% 15.0% Third Target Distribution $0.46875 to $0.56250 75.0% 25.0% Thereafter above $0.56250 50.0% 50.0%  Current Distribution $0.550 for 2Q 2015  Delek US Ownership (1): LP Units: 14,798,516 GP Units: 494,900 (1) Includes subordinated units. (2) Based on no change in number of units and assumes all units are paid distribution. Annual growth rate in distribution based on 15% (per DKL guidance) from 2014 4Q distribution of $0.51 per unit ($2.04 annualized) to 2017. Delek US and affiliates own 60% of limited partner units and 100% of the general partner units. Information for illustrative purposes only, actual amounts will be determined by Delek Logistics based on future performance. Assumed Annual Distribution (LP and GP) to Delek US if Delek Logistics Meets 15% Annual Growth Target (2) $1.50 $1.60 $1.90 $2.25 $2.59 $2.98 $- $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 $3.5 MQD annualized 2013A 2014A 2015E 2016E 2017E Distribution per LP unit $28.1 $33.3 $38.3 $44.1 $1.9 $5.4 $12.7 $22.1 $- $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 2014 2015E 2016E 2017E Distribution - LP Distribution - GP +7% +19% +18% +15% +15%

DKL: Peer Comparisons (1) (1) Source: Company reports; Capital IQ 8/14/15 ; NASDAQ OMX; MLPdata.com Current Yield as of 8/14/15 Distributable Cash Flow Coverage Ratio - LTM Q2 2015 Debt / LTM EBITDA Leverage Ratio Q2 2015 21 7.8% 7.4% 6.8% 5.7% 5.6% 5.4% 5.3% 4.8% 4.2% 3.7% 2.8% 2.4% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% PAA HEP PBFX WNRL DKL TLLP EPD SXL MMP MPLX PSXP VLP 1.0x 1.1x 1.2x 1.3x 1.4x 1.4x 1.4x 1.4x 1.4x 1.5x 1.5x 1.5x 0.0x 0.5x 1.0x 1.5x 2.0x PAA HEP TLLP WNRL SXL VLP PSXP DKL MMP EPD MPLX PBFX 3.0x 3.1x 3.1x 3.1x 3.8x 4.0x 4.2x 4.7x 6.2x 6.9x 6.9x - 2.0 4.0 6.0 8.0 MMP MPLX WNRL DKL VLP PAA HEP EPD PSXP TLLP SXL

Retail Operational Update

Fuel Gallons Sold Per Store (000’s) 1,039 1,082 1,112 1,204 574 623 2011 2012 2013 2014 1H14 1H15 951 1,011 1,037 1,106 535 564 2011 2012 2013 2014 1H14 1H15 Retail Locations Create Synergies for Product Marketing 23 Expanding Market Footprint in Markets Capable of Being Supplied by El Dorado Merchandise Sales Per Store ($000’s) Tennessee 194 locations Virginia 8 locations Kentucky and Mississippi 9 locations Arkansas 13 locations Tyler Georgia 46 locations El Dorado Red border indicates region for future growth Alabama 90 locations  Markets gasoline, diesel and merchandise through a network of retail fuel and convenience stores throughout the southeastern U.S.  Operates 360 stores throughout seven states  Ability to supply fuel gallons to stores from refining and product logistics at Delek US  Currently undergoing multi-year store enhancement initiative  60% of stores re-imaged or newly constructed  Targeting 10-12 large-format stores over next twelve months $45.2 $45.2 $47.6 $61.0 $22.6 $26.6 2011 2012 2013 2014 1H14 1H15 Contribution Margin ($ millions)

Focused on Organic Growth 24  Large Format Stores are focal point  Approximately 4,800 square feet  Offer customers wider product selection  Prepared food service offering increases traffic  Avg. approximately 4 million gallons and $2+million inside sales once market penetrated  3 year growth trajectory for market penetration  64 large format stores in portfolio as of 2Q15  11 stores built in 2014  6 new stores targeted for second half 2015  Current store mix of reimage, truck stops, new builds New Builds 2,600,000 3,400,000 4,000,000 Year 1 Year 2 Year 3 Large Format Store Fuel Gallons Sold Projected Performance Year 1-3 (1) (1) Projected fuel gallons sold. Actual amount will vary based on individual store location and performance over time. Continued integration with refining system supports higher fuel margins 31% 69% 2013 49% 51% 2014 67% 33% YTD 2Q15

Current Retail Valuation Comparison 25 Valuations moving higher than historical 6x-8x range 9.7x 10.0x 12.7x 7.8x 9.9x CASY CAPL CST MUSA SUN Enterprise Value (“EV”) / Frwd. EBITDA Average = 10.0x (1) Source: Capital IQ; August 12, 2015.

Financial Update

Financial Highlights $164 $151 $130 $445 $655 $439 $610 $524 2008 2009 2010 2011 2012 2013 2014 2015 LTM  At June 30, 2015  Cash of $378.4 million; Debt of $971.9 million  Includes $316.9 million of debt at Delek Logistics (DKL)  Excluding DKL, Delek US’ net debt position was approximately $276.7 million  Capital allocation focused on capital program, acquisitions and cash returned to shareholders  $125 million share repurchase plan authorized in 2015; $74.7 million repurchased in 2014  Total of $59 million of dividends paid in 2014  Investing in operations for long term growth; $257 million of capital expenditures in 2014  Ended large capital spending program in first half 2015 Cash Balance ($MM) Solid Financial Performance & Delivering Value to Shareholders 27 (1) Contribution margin is defined as net sales less cost of goods sold, operating expenses and other one-time expenses, excluding depreciation and amortization. (2) Delek US assumed operational control of the El Dorado refinery and related assets through the acquisition of a majority equity interest in Lion Oil on April 29, 2011. . $68 $49 $226 $602 $400 $444 $378 2009 2010 2011 2012 2013 2014 Jun '15 Dividends Declared ($ / share) Historical Contribution Margin ($MM) (1)(2) $0.15 $0.15 $0.15 $0.21 $0.40 $0.60 $0.30 $0.18 $0.39 $0.55 $0.40 $0.15 $0.15 $0.33 $0.60 $0.95 $1.00 $0.30 2009 2010 2011 2012 2013 2014 2015 YTDRegular Special $37 $0 $8 $34 $33 $75 0 10 20 30 40 50 60 70 80 2013 1Q14 2Q14 3Q14 4Q14 2014 Share Repurchases ($MM)

Going Forward

Alon USA Energy/Alon USA Partners Operations
Delek US acquired 48% ownership in Alon USA

- ALJ conducts its operations through three segments:
  - **Refining and Marketing:** sour and heavy crude oil refineries in Big Spring, TX; Paramount, Bakersfield and Long Beach, CA and a light sweet crude oil refinery in Krotz Springs, LA – total of ~217,000 bpd of aggregate crude oil throughput capacity (1)
    - ~640 branded independent and company-owned Alon retail locations, supplied by wholesale fuels marketing business
  - **Asphalt:** 10 asphalt terminals located in TX, WA, CA, AZ and NV and the largest asphalt supplier in CA and second largest asphalt supplier in TX
  - **Retail:** largest licensee of 7-Eleven in the U.S., operating approximately 295 convenience stores
- Alon USA Partners, LP ("ALDW")
  - ALJ also owns 100% of the general partner and 81.6% of the limited partner interests in ALDW
  - ALDW owns the Big Spring refinery (aggregate crude oil throughput capacity of 73,000 bpd)


Refining
▪ 217,000 bpd of capacity
▪ Big Spring
▪ 73,000 bpd
▪ 10.5 complexity
▪ Krotz Springs
▪ 74,000 bpd
▪ 8.3 complexity
▪ California
▪ 70,000 bpd
▪ 9.2 complexity
Richmond Beach
Washington
Oregon
Elk Grove
Fernley
Nevada
California
Bakersfield
Mojave
Paramount
Long Beach
Phoenix
Flagstaff
Arizona
Tucson
Bloomfield
Albuquerque
Moriarty
New Mexico
El Paso
Lubbock
Wichita Falls
Oklahoma
Tulsa
Arkansas
Duncan
Orla
Big Spring
Dallas
Fort Worth
Abilene
Midland/
Odessa
Louisiana
Nederland
Krotz Springs
Empire
Texas
Houston
South
Marsh
Island
Loop
Corpus Christi
ALON USA
Refinery
Exchange Terminal
Alon USA Terminal
Third-Party Terminal
Asphalt Terminal
Alon Pipelines (idled)
Third-Party Pipelines
Key Retail Cities

Source: Alon USA filings / presentations.
(1) California refineries did not process crude oil in 2013 and 2014 due to the high cost of crude oil relative to product yield and low asphalt demand.

Delek US

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30 Large, Complementary Logistics, Marketing and Retail Systems Significant Organic Growth / Margin Improvement Opportunities Focus on Shareholder Returns Strong Balance Sheet Strategically Positioned Refining Platform Questions and Answers

Appendix Additional Data

Delek US Focused on Building an Integrated Business Model

A core part of Delek US' strategy is to grow via prudent strategic transactions since 2001

Asset Integration

	2005 to 2007	2011 to 2012	2013 to Current
Crude Gathering		2011 SALA Gathering Lion Oil acquisition	Increased Gathering East and West Texas
Crude Logistics		2011 Paline Pipeline $50 mm; 2012 Nettleton Pipeline $12.3 mm	2016 Completion DKL Joint Ventures Caddo Pipeline RIO Pipeline Exp. Inv.: ~$91.0 mm
Refining	2005 Tyler refinery & related assets $68.1 mm(1)	2011 Lion refinery & related pipeline & terminals $228.7 mm(1)	2013 Biodiesel Facility $5.3 mm; 2014 Biodiesel Facility $11.1 mm; 2015 48% ownership in Alon USA
Product Logistics	2006 Abilene & San Angelo terminals $55.1 mm	2012 Big Sandy terminal & pipeline $11.0 mm	2013 Tyler-Big Sandy Pipeline $5.7 mm; 2013 North Little Rock Product Terminal $5.0 mm; 2014 Mt. Pleasant System $11.1 mm (2); 2014 Frank Thompson Transport $11.6 mm
Retail	Acquisition Completed 171 retail fuel & convenience stores & related assets $157.3 mm	2011 - 2014 Building new large format convenience stores	2015 48% ownership in Alon USA

(1) Includes logistic assets in purchase price. Purchase price includes working capital for refineries.
(2) Mt. Pleasant includes $1.1 million of inventory.

Refinery Segment | Logistics Segment | Retail Segment

32

$18.8 $74.9 $61.6 $82.9 $155.1 $42.3 $36.0 $65.9 $144.3 $201.1 $172.9 $0.2 $0.3 $0.9 $0.5 $0.9 $10.5 $5.1 $7.2 $19.8 $10.4 $21.4 $23.3 $18.6 $14.3 $14.4 $36.5 $29.1 $37.9 $26.2 $24.2 $2.0 $0.1 $0.1 $7.6 $26.5 $35.0 $22.4 $22.8 2005A 2006A 2007A 2008A 2009A 2010A 2011A 2012A 2013A 2014A 2015F Refining Logistics (Marketing) Retail Other Historical and Projected Capital Spending 33 $56.8 $81.0 $132.0 $222.3 Source: Company filings. $256.9 $239.7 $170.0 $102.4 $87.2 $96.5 $29.2 ($ in millions)

-$30 -$20 -$10 $0 $10 $20 $30 $40 $50 J a n -1 0 F e b -1 0 M a r- 1 0 A pr -1 0 M a y -1 0 J u n -1 0 J u l- 1 0 A u g -1 0 S e p -1 0 O c t- 1 0 No v -1 0 De c -1 0 J a n -1 1 F e b -1 1 M a r- 1 1 A pr -1 1 M a y -1 1 J u n -1 1 J u l- 1 1 A u g -1 1 S e p -1 1 O c t- 1 1 No v -1 1 De c -1 1 J a n -1 2 F e b -1 2 M a r- 1 2 A pr -1 2 M a y -1 2 J u n -1 2 J u l- 1 2 A u g -1 2 S e p -1 2 O c t- 1 2 No v -1 2 De c -1 2 J a n -1 3 F e b -1 3 M a r- 1 3 A pr -1 3 M a y -1 3 J u n -1 3 J u l- 1 3 A u g -1 3 S e p -1 3 O c t- 1 3 No v -1 3 De c -1 3 J a n -1 4 F e b -1 4 M a r- 1 4 A pr -1 4 M a y -1 4 J u n -1 4 J u l- 1 4 A u g -1 4 S e p -1 4 O c t- 1 4 No v -1 4 De c -1 4 J a n -1 5 F e b -1 5 M a r- 1 5 A pr -1 5 M a y -1 5 J u n -1 5 J u l- 1 5 A u g -1 5 Brent-WTI Cushing Spread Per Barrel WTI 5-3-2 Gulf Coast Crack Spread Per Barrel LLS 5-3-2 Gulf Coast Crack Spread Per Barrel U.S. Refining Environment Trends Refined Product Margins and WTI-Linked Feedstock Favor Delek US (1) Source: Platts; 2015 data is as of August 14, 2015; quarterly averages shown.; 5-3-2 crack spread based on HSD (2) Crack Spreads: (+/-) Contango/Backwardation (1) (2) (2) 34

Access to Midland Crudes Benefits Margins

WTI Midland vs. WTI Cushing Crude Pricing



($ per barrel)
$0.00
($2.00)
($4.00)
($6.00)
($8.00)
($10.00)
($12.00)
($14.00)
97,000 bpd of Midland crude in DK system
Jan-11
Feb-11
Mar-11
Apr-11
May-11
Jun-11
Jul-11
Aug-11
Sep-11
Oct-11
Nov-11
Dec-11
Jan-12
Feb-12
Mar-12
Apr-12
May-12
Jun-12
Jul-12
Aug-12
Sep-12
Oct-12
Nov-12
Dec-12
Jan-13
Feb-13
Mar-13
Apr-13
May-13
Jun-13
Jul-13
Aug-13
Sep-13
Oct-13
Nov-13
Dec-13
Jan-14
Feb-14
Mar-14
Apr-14
May-14
Jun-14
Jul-14
Aug-14
Sep-14
Oct-14
Nov-14
Dec-14
Jan-15
Feb-15
Mar-15
Apr-15
May-15
Jun-15
Jul-15
Aug-15
Sep-15

Source: Argus – as of August 14, 2015

35

Non-GAAP Reconciliation 36 Source: Company filings. ($ in millions) 2008 2009 2010 2011 2012 2013 2014 1H14 1H15 2Q15 LTM Net sales $4,723.7 $2,666.7 $3,755.6 $7,198.2 $8,726.7 $8,706.8 $8,324.3 $4,240.4 $2,843.7 $6,927.6 Cost of goods sold 4,308.1 2,394.1 3,412.9 6,429.9 7,704.4 7,880.7 7,315.2 3,751.6 2,444.3 6,007.9 Operating expenses 240.8 219.0 229.5 320.9 363.3 387.4 398.8 200.7 197.4 395.5 Impairment of goodwill 11.2 7.0 0.0 2.2 0.0 0.0 0.0 0.0 0.0 0.0 Insurance proceeds - business interruption 0.0 (64.1) (12.8) 0.0 0.0 0.0 0.0 0.0 0.0 0.0 Property damage proceeds, net 0.0 (40.3) (4.0) 0.0 0.0 0.0 0.0 0.0 0.0 0.0 Contribution margin $163.6 $151.0 $130.0 $445.2 $659.0 $438.7 $610.3 $288.1 $202.0 $524.2 Year Ended 12/31 Delek US Contribution Margin Reconciliation ($ in millions) 2012 2013 2014 1H14 1H15 2Q15 LTM Net cash provided by operating activities $462.9 $102.5 $319.1 $172.0 $92.4 $239.5 Purchase of property, plant and equipment 132.0 222.3 256.8 153.4 138.4 $241.8 Free cash flow $330.9 ($119.8) $62.3 $18.6 ($46.0) ($2.3) Year Ended 12/31 Delek US Free Cash Flow Reconciliation

Investor Relations Contact: Assi Ginzburg Keith Johnson Chief Financial Officer Vice President of Investor Relations 615-435-1452 615-435-1366